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                                   EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

NUMBER                  [LOGO OF ZIPLINK, INC. APPEARS HERE]           SHARES
ZC

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 989741 10 3

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR
                            VALUE $.001 PER SHARE OF
                                  ZIPLINK, INC.
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws and amendments thereto of the Corporation, to all of which the holder by acceptance hereof assents. The certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile signature of the duly authorized officers of the Corporation.

Dated:            [CORPORATE SEAL OF ZIPLINK, INC. APPEARS HERE]

                  /s/ Eric M. Zachs         /s/ Henry M. Zachs
                  SECRETARY                 CO-CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                     TRANSFER AGENT
                                                     AND REGISTRAR

BY
                                              AUTHORIZED SIGNATURE
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                                  ZIPLINK, INC.

         The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Co-Chairman of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

                  TEN COM-  as tenants in common
                  TEN ENT-  as tenants by the entireties
                  JT TEN-   as joint tenants with
                            right of survivorship and
                            not as tenants in common

UNIF GIFT MIN ACT-  _______________Custodian _________________
                         (Cust)                   (Minor)
                    under Uniform Gifts to Minors
                    Act _____________________________________
                                       (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                               CODE, OF ASSIGNEE)

                                                                          Shares
of the Common stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                      Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
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Dated

                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS
                                    WRITTEN UPON THE FACE OF THE CERTIFICATE
                                    IN EVERY PARTICULAR, WITHOUT ALTERATION
                                    OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.